UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 17, 2015

Dollar General Corporation
(Exact name of registrant as specified in its charter)

Tennessee	001-11421	61-0502302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Mission Ridge Goodlettsville, Tennessee		37072
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As previously reported by Dollar General Corporation (the “Company”) in a Current Report on Form 8-K filed with the Securities and Exchange Commission on March 13, 2015, the Company entered into an Employment Transition Agreement with Richard W. Dreiling, Chairman and Chief Executive Officer of the Company, effective March 10, 2015 (the “Employment Transition Agreement”), which contemplated among other things  an award of restricted stock units (the “Transition RSU Award”) to Mr. Dreiling in lieu of his receiving an annual equity award in 2015 under the Company’s long-term incentive program.

On March 17, 2015, the Compensation Committee of the Company’s Board of Directors granted the Transition RSU Award pursuant to the terms and conditions set forth in a Restricted Stock Unit Award Agreement (the “RSU Agreement”).  The RSU Agreement is attached as Exhibit 99 and is incorporated herein by reference and summarized below.

The Transition RSU Award is a time-based award of 57,670 restricted stock units scheduled to vest in full as of Mr. Dreiling’s voluntary termination of employment on or after January 29, 2016, subject to accelerated vesting in the event of his termination of employment by the Company without cause or by Mr. Dreiling for good reason or in the event of death or disability or a change in control.  Once vested, the Transition RSU Award is scheduled to be paid as to fifty percent of the award on each of the first two anniversaries of the grant date, subject to accelerated payment in the event of death or disability or a change in control prior to a payment date.  The terms “cause,” “good reason,” “disability,” and “change in control” are defined in the RSU Agreement.  The Transition RSU Award will be payable in an equal number of shares of Company common stock, subject to reduction, cancellation, forfeiture or recoupment, in whole or in part, upon various events specified in the RSU Agreement, including but not limited to the breach of any of the business protection provisions set forth in Sections 10-15 and Section 17 of the Employment Transition Agreement.

The foregoing description of the Transition RSU Award and the RSU Agreement is a summary only and is qualified in its entirety by reference to Exhibit 99.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(a)

Financial statements of businesses acquired.  N/A

(b)

Pro forma financial information.  N/A

(c)

Shell company transactions.  N/A

(d)

Exhibits.  See Exhibit Index immediately following the signature page hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2015	DOLLAR GENERAL CORPORATION

	By:	/s/ Rhonda M. Taylor
Rhonda M. Taylor
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99	Restricted Stock Unit Award Agreement, dated March 17, 2015, by and between Richard W. Dreiling and Dollar General Corporation.

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